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Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Accuray Incorporated, a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the accompanying Annual Report on Form 10-K of the Company for the twelve months ended June 28, 2008 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2008

/s/ EUAN S. THOMSON, PH.D.
Euan S. Thomson, Ph.D. President and Chief Executive Officer
/s/ ROBERT E. MCNAMARA
Robert E. McNamara Senior Vice President and Chief Financial Officer

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  Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer